1998
                                    JUNE 30

                               Semi-Annual Report





                                     [LOGO]

                            RAND CAPITAL CORPORATION

July 16, 1998

To Our Shareholders:

For the quarter ended June 30, 1998, we increased our net assets by $31,122, or $.01 per share. This represents the third consecutive quarter that Rand has shown an increase, having grown the asset base by $314,000 over that time.

We increased our valuation of MINRAD, Inc. from $460,000 to $623,000 to reflect the success in raising new capital at a higher valuation. We are pleased to report that MINRAD has been issued patents and FDA approval for its LightSaber technology. Sales of this product should be seen in the upcoming quarters.

We have also increased our valuation in ARS, Inc. based on the accrual of warrants which increases the subordinating debentures yield to 18.74%. ARS is Rand's largest portfolio company, representing $.19 per share. The largest manufacturer in the eastern United States of heat transfer products, the company assembles and distributes radiators and condensers for the automobile aftermarket industry and has more than 120 employees.

We participated in bridge financing for UStec, investing $100,000 in the form of subordinated debt. UStec is a leading provider of digital wiring networks for the residential construction market. Finally, we revalued our holdings in LightBridge, Inc. to reflect a lower market value for its common stock.

Management at Rand remains committed to maximizing shareholder value. We continue to aggressively and actively pursue investment opportunities. However, we realize that it is prudent to invest wisely rather than quickly. We look forward to continuing to report these positive results.

I thank you for your support.

Allen F. Grum
President

                        STATEMENTS OF FINANCIAL POSITION
       -----------------------------------------------------------------
                      June 30, 1998 and December 31, 1997

                                                    Unaudited
ASSETS                                               June 30,       December 31,
                                                       1998           1997

Investments at Directors' valuation                $   3,987,589    $  4,143,541
(cost: at 6/30/98 - $4,520,536;
 at 12/31/97 - $5,150,206

Cash and cash equivalents                              3,354,765       3,031,391

Interest receivable (net of allowance of $57,042          53,146         103,436
at 6/30/98 and $58,042 at 12/31/97)

Deferred tax asset                                     1,028,400       1,028,400

Other assets                                              92,592         148,732
                                                    ------------     -----------
                TOTAL ASSETS                       $   8,516,492    $  8,455,500
                                                    ============     ===========

LIABILITIES AND STOCKHOLDERS' EQUITY (NET ASSETS)

LIABILITIES:

Accounts payable and accrued expenses             $      86,855   $      113,980

Income taxes payable                                          0              300
                                                    -----------     ------------
     Total Liabilities                                   86,855          114,280
                                                    -----------     ------------

STOCKHOLDERS' EQUITY (NET ASSETS):

Common stock, $.10 par - shares authorized 10,000,000   570,804          570,804
issued and outstanding 5,708,034 at June 30, 1998 and December 31, 1997.

Capital in excess of par value                        6,889,379        6,889,379

Undistributed net investment (loss)                  (1,674,627)     (1,512,372)

Undistributed realized gain on investments            2,830,169        3,055,715

Net unrealized (depreciation) of investments           (186,088)       (662,306)
                                                   ------------       ----------
     Net Assets (per share 6/30/98 $1.48;
     12/31/97 - $1.46)                                8,429,637        8,341,220
                                                   ------------        ---------
     TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY    $  8,516,492       $8,455,500
                                                    ===========        =========

                            STATEMENTS OF OPERATIONS

         Six months ended June 30, 1998 and year ended December 31, 1997

                                                Unaudited
                                                June 30,                  December 31,
                                                  1998                        1997

INVESTMENT INCOME:
         Interest from portfolio companies    $   115,797              $     178,695
         Interest from other investments           80,703                    174,193
         Other income                              51,375                    104,626
                                                  -------                    -------
                                                  247,875                    457,514
                                                  -------                    -------
EXPENSES:

         Salaries                                 161,922                    320,695
         Employee benefits                         35,632                     34,712
         Directors' fees                           24,000                     40,648
         Legal fees                                11,832                     34,334
         Professional fees                          8,910                     21,377
         Stockholder and office                    27,795                    106,862
         Insurance                                 26,680                     94,357
         Corporate development                     49,082                     74,434
         Other operating                           58,278                     45,092
                                                  -------                    -------
                                                  404,131                    772,511
                                                  -------                    -------
INVESTMENT (LOSS) BEFORE INCOME TAXES            (156,256)                  (314,997)
          Income taxes provision                    6,000                     12,000
          Deferred income tax provision (benefit)       -                    (25,248)
                                                  -------                    -------
INVESTMENT (LOSS) - NET                          (162,256)                  (301,749)
                                                  -------                    -------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:

   Net gain (loss) on sales and dispositions     (225,546)                 1,106,402
                                                  -------                    -------
   Net realized gain (loss) on investments        225,546                  1,106,402
   Deferred income tax provision                        0                    309,073
                                                  -------                    -------
NET REALIZED GAIN (LOSS)                         (225,546)                   797,329
                                                  -------                    -------
UNREALIZED APPRECIATION (DEPRECIATION)
ON INVESTMENTS:
        Beginning of period                    (1,006,665)                   337,889
        End of period                            (532,947)                (1,006,665)
                                                  -------                    -------
        Increase (decrease) in unrealized
        appreciation                              473,718                 (1,344,554)
        Deferred income tax provision (benefit)     2,501                    504,392
                                                  -------                    -------
NET INCREASE (DECREASE) IN UNREALIZED
APPRECIATION                                      476,219                   (840,162)
                                                  -------                    -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                    250,673                    (42,833)
                                                  -------                    -------
NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                               $    88,417      $            (344,582)
                                                  =======                    =======

Portfolio Valuation / June 30, 1998
                                                                                     6/30/98             3/31/98
                                                                                ----------------------------------------
                                                       Date                               Per share            Per share
Company and Business         Type of Investment        Acquired    Cost         Value     of Rand    Value     of Rand


ARIA Wireless Systems,       Common stock -            5/23/97     438,000      610,000    0.11      610,000    0.11
Inc. (OTC:AWSI)*             488,000 shares
Buffalo, NY. Markets
radio transmission
communication equipment

ARS, Inc.                    Participation in           7/1/97   1,000,000    1,067,000    0.19    1,047,000    0.18
Buffalo, NY. Assembles       subordinated
and distributes              debenture at 12%
replacement automotive       due July, 2002
products                     through April 2005
                             with detachable
                             warrants

BioVector, Inc.              Common stock -            4/17/97      50,000      125,000    0.02      125,000    0.02
Orchard Park, NY.            50,000 shares                         360,000      360,000    0.06      360,000    0.06
Medical technological        Convertible
sales force company          promissory note at
                             8%, due April 2002.
                             Option to purchase
                             165,000 common
                             shares
Fertility Acoustics,                                   10/1/97      50,000      125,000    0.02      125,000    0.02
Inc. Orchard Park, NY.       Common stock -
Developer of proprietary     50,000 shares
methods used to diagnose     Option to purchase
onset of ovulation           15,000 shares

HealthWay Products           Promissory note at        3/18/97     100,000      100,000    0.02      100,000    0.02
Company, Inc.                24%, due June 1996.
Syracuse, NY.                4,667 warrants for
Manufactures air filters     Series A preferred
and climate control          stock
devices

J. Giardino                  First mortgage at         2/26/88     172,034      172,034    0.03      174,866    0.03
Buffalo, NY. Owns and        12%
leases commercial
property

Lightbridge, Inc.            Common stock -            3/31/94     218,271      126,495    0.02      218,271    0.04
(NASDAQ: LTBG)*              14,253 shares
Burlington, MA. Provides
software based services
for wireless tele-
communications industry

MINRAD, Inc.                 Common stock -             8/4/97     429,000      623,000    0.11      460,000    0.08
Orchard Park, NY.            118,689 shares
Developer of laser           Option to purchase
guided surgical devices      5,000 shares

Pathlight Technology,        Class A Series 1(a)       10/7/97     100,000      100,000    0.02      100,000    0.02
Inc. Ithaca, NY.             Convertible
Develops high technology     Preferred stock -
Serial Storage               100,000 shares
Architecture for             with 6% cumulative
computer industry            dividend

Reflection Technology,       Series J                  10/4/95     500,000      150,000    0.03      150,000    0.03
Inc. Waltham, MA.            convertible
Develops and licenses        preferred stock -
proprietary virtual          243,903 shares
display technology

UStec                        Promissory note @ 10%      6/26/98    100,000      100,000    0.02            -       -
Victor, NY Manufactures      due December 1998.
residential digital wiring   Warrants for 10,000
systems                      common shares

Other Investments (a)        Other                               1,003,231      329,060    0.05      314,327    0.04
                                                                 ---------------------------------------------------
                             Total portfolio investments         4,520,536    3,987,589    0.70    3,784,464    0.66
                                                                 ---------
                             Cash and cash equivalents                        3,354,765    0.59    3,531,551    0.62
                             Net Receivables (payables)                          58,883    0.01       54,100    0.01
                                                                               --------             --------
                             Net assets before taxes                          7,401,237    1.30    7,370,115    1.29
                             Tax provision (benefit)                         (1,028,400)  (0.18)  (1,028,400)  (0.18)
                                                                             ----------           ----------
                             Net assets                                      $8,429,637           $8,398,515
                                                                             ----------           ----------
                             Net asset value per share                                    $1.48                $1.47
                             (5,708,034 shares at June 30, 1998
                             and March 31, 1998)


* Publicly owned company ^ Unrestricted securities

(a) Includes Investments with valuation less than $100,000 during both periods


Note:Restricted securities, including securities of publicly-owned companies which are subject to restrictions on resale, are valued at fair value as determined by the Board of Directors. Fair value is considered to be the amount which the Corporation may reasonably expect to receive for portfolio securities if such securities were sold on the valuation date. Valuations as of any particular date, however, are not necessarily indicative of amounts which may ultimately be realized as a result of future sales or other dispositions of securities.


RAND CAPITAL CORPORATION
BOARD OF DIRECTORS (Elected by Shareholders April 14, 1998)
-----------------------------------------------------------
          Reginald B. Newman II, Chairman of the Board
     g    Thomas R. Beecher, Jr.
          Allen F. Grum
     a,c  Luiz F. Kahl
     c,g  Ross B. Kenzie
     a    Willis S. McLeese
     a,c,g Jayne K. Rand

a-Member of audit committee
c-Member of Compensation committee
g-Member of governance committee

OFFICERS                 TITLE                         EMail
---------------------------------------------------------------------------
Allen F. Grum       President, Chief Executive Officer pgrum@randcap.com
Nora B. Sullivan    Executive Vice President           nsullivan@randcap.com
Daniel P. Penberthy Chief Financial Officer            dpenberthy@randcap.com

CORPORATE DATA
----------------------------------------------------------------------------
Stock Listing                 NASDAQ SmallCap Market - symbol RAND
Transfer Agent and Registrar  Continental Stock Transfer & Trust Company
General Counsel               Hodgson, Russ, Andrews, Woods & Goodyear, LLP
Independent Accountants       Deloitte & Touche LLP
Number of Shareholders        1,087 (as of March 10, 1998)

Rand  is  actively   seeking  good   business   opportunities   for   investment
consideration. If you are aware of such businesses which may need Rand's support and assistance, please feel free to contact us.

Rand Capital Corporation
2200 Rand Building
Buffalo, NY 14203
Tel: 716-853-0802
Fax: 716-854-8480